UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2020

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-01136	22-0790350
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

430 East 29th Street, 14th Floor
New York, NY 10016
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	BMY	New York Stock Exchange
1.000% Notes due 2025	BMY25	New York Stock Exchange
1.750% Notes due 2035	BMY35	New York Stock Exchange
Bristol-Myers Squibb Contingent Value Rights	BMY RT	New York Stock Exchange
Celgene Contingent Value Rights	CELG RT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

Pursuant to the order dated August 19, 2020 of the Delaware Court of Chancery (the “Court”) in the suit captioned Landers v. Caforio, et al., C.A. No. 2019-0125-AGB, Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) is hereby providing the following notice:

On January 2, 2019, Bristol-Myers Squibb and Celgene Corporation (“Celgene”) entered into an Agreement and Plan of Merger pursuant to which Bristol-Myers Squibb agreed to acquire Celgene in a cash-and-stock transaction (the “Transaction”).  On February 1, 2019, Bristol-Myers Squibb filed with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which also served as the joint proxy statement/prospectus to be sent to Bristol-Myers Squibb’s stockholders to solicit stockholder votes to approve, in connection with the Transaction, a proposed issuance of Bristol-Myers Squibb common stock (the “Issuance”).  Also on February 1, 2019 and February 20, 2019, Bristol-Myers Squibb filed Amendment No. 1 and Amendment No. 2, respectively, to the Registration Statement with the SEC.  On February 18, 2019, the members of Bristol-Myers Squibb’s board of directors were named as defendants in a purported stockholder class action filed in the Court by one of our stockholders.  The suit is captioned Landers v. Caforio, et al., C.A. No. 2019-0125-AGB.  The complaint alleged that Bristol-Myers Squibb’s directors breached their fiduciary duties of care, loyalty, good faith and/or disclosure by failing to disclose to our stockholders all material information necessary to make an informed decision regarding the Issuance.  Among other remedies, the plaintiff sought to hold our directors liable for allegedly breaching their fiduciary duties.  After the complaint was filed, we determined to include additional disclosures concerning the Transaction in a Form 8-K filed with the SEC on April 4, 2019 to moot the Landers plaintiff’s claims.  On April 8, 2019, the Court approved a notice under which the plaintiff voluntarily dismissed the action with prejudice as to herself only, but without prejudice as to any other putative class member.  The Court retained jurisdiction solely for the purpose of adjudicating the anticipated application of plaintiff’s counsel for an award of attorneys’ fees and reimbursement of expenses in connection with the supplemental disclosures included in the Form 8-K filed on April 4, 2019.  We subsequently agreed to pay $150,000 to plaintiff’s counsel for attorneys’ fees and expenses in full satisfaction of the claim for attorneys’ fees and expenses in the action.  The Court has not been asked to review, and will pass no judgment on, the payment of the attorneys’ fees and expenses or their reasonableness.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: August 20, 2020	By:	/s/Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary

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